Exhibit 10.1

AMENDMENT NO. 4 TO THE
KARTOON STUDIOS, INC.
2020 INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of Kartoon Studios, Inc. (the “Company”) heretofore established the Kartoon Studios, Inc. 2020 Incentive Plan, as amended and restated effective May 23, 2024, as amended by Amendment No. 1 thereto effective December 12, 2024, Amendment No. 2 thereto effective May 14, 2025 and Amendment No. 3 effective March 30, 2026 (the “Plan”);

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for grants of Awards (as such term is defined in the Plan) thereunder by an additional 4,000,000 shares of Common Stock;

WHEREAS, pursuant to Section 12.7(a) of the Plan, the Board has the right to amend the Plan with respect to certain matters;

WHEREAS, the Board has approved and authorized this Amendment No. 4 to the Plan (the “Amendment No. 4”) and has recommended that the stockholders of the Company approve this Amendment No. 4.

NOW, THEREFORE, BE IT:

RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	Subject to approval of the Company’s stockholders, Section 4.1(a) of the Plan is hereby amended by increasing the share references in such section by an additional 4,000,000 shares of Common Stock, such that Section 4.1(a), as amended and restated, reads in its entirety as follows:

“Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be the sum of (i) 17,000,000 Shares and (ii) the shares of Common Stock remaining available for issuance under the Company’s 2015 Incentive Plan, subject to adjustment in accordance with Section 4.1(c) hereof. 17,000,000 Shares shall be available for the grant of Incentive Stock Options and other awards hereunder.”

2.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be signed this 21st day of October, 2026.

Kartoon Studios, Inc.

By:	/s/ Andy Heyward
Name:	Andy Heyward
Title:	Chief Executive Officer

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